                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                                 SCHEDULE 14A

          Proxy Statement Pursuant to Section 14(a) of the Securities
                             Exchange Act of 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [_]


Check the appropriate box:

[_]  Preliminary Proxy Statement

[_]  CONFIDENTIAL, FOR USE OF THE
     COMMISSION ONLY (AS PERMITTED BY
     RULE 14A-6(E)(2))

[X]  Definitive Proxy Statement

[_]  Definitive Additional Materials

[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12


                        Webb Interactive Services Inc.
--------------------------------------------------------------------------------
               (Name of Registrant as Specified In Its Charter)


--------------------------------------------------------------------------------
   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)


Payment of Filing Fee (Check the appropriate box):

[X]  No fee required.

[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.


     (1) Title of each class of securities to which transaction applies:

     -------------------------------------------------------------------------


     (2) Aggregate number of securities to which transaction applies:

     -------------------------------------------------------------------------


     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

     -------------------------------------------------------------------------


     (4) Proposed maximum aggregate value of transaction:

     -------------------------------------------------------------------------


     (5) Total fee paid:

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[_]  Fee paid previously with preliminary materials.

[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1) Amount Previously Paid:

     -------------------------------------------------------------------------


     (2) Form, Schedule or Registration Statement No.:

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     (3) Filing Party:

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     (4) Date Filed:

     -------------------------------------------------------------------------

Notes:




Reg. (S) 240.14a-101.

SEC 1913 (3-99)

                        WEBB INTERACTIVE SERVICES, INC.
                                 1899 Wynkoop
                                   Suite 600
                            Denver, Colorado  80202

                   NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD MAY 15, 2001

     NOTICE IS HEREBY GIVEN that the annual meeting of shareholders of Webb Interactive Services, Inc., a Colorado corporation, will be held on Tuesday, May 15, 2001, at 2:30 p.m., Mountain Time, at our executive offices, 1899 Wynkoop, Suite 600, Denver, Colorado, for the following purposes:

     1. To elect seven nominees to our board of directors to serve for a term of one year.

     2.   To approve the Webb Interactive Services, Inc. 2000 Stock Option Plan.

     3. To ratify the appointment of Arthur Andersen LLP as our independent accountants for the current fiscal year.

     4. To transact such other business as may properly come before the meeting and any adjournments thereof.

     Only holders of record of our common stock at the close of business on April 12, 2001 will be entitled to notice of, and to vote at, the annual meeting or any adjournment thereof.

     You are cordially invited to attend the annual meeting. Whether or not you plan to attend the annual meeting, please complete, sign and date the enclosed proxy and return it in the enclosed reply envelope as promptly as possible.


                                    BY ORDER OF THE BOARD OF
                                    DIRECTORS


                                    Lindley S. Branson
                                    Secretary

April 23, 2001

                                PROXY STATEMENT

                        WEBB INTERACTIVE SERVICES, INC.

                                 1899 Wynkoop
                                   Suite 600
                            Denver, Colorado  80202

                 Annual Meeting of Shareholders - May 15, 2001

                                    GENERAL

     The enclosed proxy is solicited by the board of directors of Webb Interactive Services, Inc., a Colorado corporation, for use at the annual meeting to be held on Tuesday, May 15, 2001, at 2:30 p.m., Mountain Time, at Webb's executive offices, 1899 Wynkoop, Suite 600, Denver, Colorado, or any adjournment thereof. Solicitations are being made by mail and may also be made by our directors, officers and employees. Any proxy given pursuant to such solicitation may be revoked by the shareholder at any time prior to the voting thereof by so notifying us in writing at the above address, attention: Lindley
S. Branson, Secretary, or by appearing and voting in person at the meeting. Shares represented by proxies will be voted as specified in the proxies. In the absence of specific instructions, proxies will be voted (to the extent they are entitled to be voted on such matters): (1) FOR the election to the board of directors of the nominees named in this proxy statement; (2) FOR the approval of the Webb Interactive Services, Inc. 2000 Stock Option Plan; (3) FOR the ratification of the appointment of Arthur Andersen LLP as our independent accountants for the current year; and (4) in the proxy's discretion upon such other business as may properly come before the annual meeting. So far as our management is aware, no matters other than those described in this proxy statement will be acted upon at the annual meeting.

     Votes cast by proxy or in person at the annual meeting will be tabulated by the election inspectors appointed for the meeting and will determine whether or not a quorum is present. The election inspectors will treat abstentions as shares that are present and entitled to vote for purposes of determining the presence of a quorum but as unvoted for purposes of determining the approval of any matter submitted to the shareholders for a vote. If a broker indicates on the proxy that it does not have discretionary authority as to certain shares to vote on a particular matter, those shares will be considered as shares that are present for the purposes of determining the presence of a quorum, but will not be considered as present and entitled to vote with respect to that matter.

     We will pay all of the expenses involved in preparing, assembling and
mailing this proxy statement and the material enclosed herewith.   We may
reimburse banks, brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy material to beneficial owners of stock. This proxy statement and our annual report for the year ended December 31, 2000 are being mailed to shareholders on or about April 23, 2001.

                               OUTSTANDING STOCK

     As of April 12, 2001, the record date for determining shares entitled to notice of and to vote at our annual meeting, the following shares of our capital stock were outstanding:

     .    10,354,473 shares of our common stock;

     .    978 shares of our series B-2 non-voting convertible preferred stock;
          and

     .    2,500 shares of our series C-1 non-voting convertible preferred stock.

     Information as to the name, address and stock holdings of each person known by Webb to be a beneficial owner of more than five percent of our common stock and as to the name, address and stock holdings of certain shareholders, each director and nominee for election to the board of directors, and by all executive officers and directors, as a group, as of April 12, 2001 is set forth
below.   Except as indicated below, we believe that each such person has the sole (or joint with spouse) voting and investment powers with respect to such shares.

                                       Amount of
      Name/Address                   Common Stock             Percent
           Of                        Beneficially            Of Common
  Shareholder/Director                   Owned               Stock (1)
-------------------------------------------------------------------------

Perry R. Evans                           488,893 (2)            4.6%
1899 Wynkoop, Suite 600
Denver, Colorado  80202

William R. Cullen                        268,829 (3)            2.5%
1899 Wynkoop, Suite 600
Denver, Colorado  80202

Lindley S. Branson                       154,997 (4)            1.5%
1899 Wynkoop, Suite 600
Denver, Colorado  80202

Robert J. Lewis                          120,869 (5)            1.2%
1899 Wynkoop, Suite 600
Denver, Colorado  80202

Richard C. Jennewine                      87,499 (6)             *
1899 Wynkoop, Suite 600
Denver, Colorado  80202

Timothy O'Reilly                          22,500 (7)             *
1899 Wynkoop, Suite 600
Denver, Colorado  80202

Edward R. Flaherty                        15,000 (8)             *
1899 Wynkoop, Suite 600
Denver, Colorado  80202

Directors and Executive
 Officers as a Group (12 persons)      1,294,026 (9)           11.4%

---------------
*    Less than one percent of shares outstanding.

(1) In calculating percentage ownership, all shares of common stock which a named shareholder has the right to acquire within 60 days from the date of this report upon exercise of options or warrants are deemed to be outstanding for the purpose of computing the percentage of common stock owned by that shareholder, but are not deemed to be outstanding for the purpose of computing the percentage of common stock owned by any other shareholders.

(2) Includes options for the purchase of 330,666 shares of common stock, but excludes options for the purchase of 474,842 shares of common stock that are not exercisable during the next 60 days.

(3) Includes options for the purchase of 235,332 shares of common stock, but excludes options for the purchase of 100,496 shares of common stock that are not exercisable during the next 60 days.

(4) Includes options for the purchase of 129,997 shares of common stock, but excludes options for the purchase of 214,816 shares of common stock that are not exercisable during the next 60 days.

(5) Includes options for the purchase of 72,499 shares of common stock, but excludes options for the purchase of 75,801 shares of common stock that are not exercisable during the next 60 days.

(6) Includes options for the purchase of 82,499 shares of common stock, but excludes options for the purchase of 81,955 shares of common stock that are not exercisable during the next 60 days.

(7) Consists of options for the purchase of 22,500 shares of common stock, but excludes options for the purchase of 7,500 shares of common stock that are not exercisable during the next 60 days.

(8) Consists of options for the purchase of 15,000 shares of common stock, but excludes options for the purchase of 15,000 shares of common stock that are not exercisable during the next 60 days.

(9) Consists of options for the purchase of 1,013,832 shares of common stock, but excludes options for the purchase of 1,458,677 shares of common stock that are not exercisable during the next 60 days.


                                  PROPOSAL 1:
                             ELECTION OF DIRECTORS

Nomination and Election of Directors

     Our by-laws provide that the size of our board of directors shall be fixed from time to time by resolution of the shareholders, subject to increase by resolution of the board of directors. In the event the shareholders do not fix by resolution the number of directors, the by-laws provide that the number of directors shall be three, subject to increase by resolution of the board of directors. The board of directors has set the size of the board at seven. The proxies granted by the shareholders will be voted at the annual meeting for the election of the seven persons listed below as our directors. All of the nominees were elected to the board of directors at the 2000 Annual Meeting of Shareholders, except for Timothy F. O'Reilly and Edward R. Flaherty, both of whom were appointed to the board in 2000.


                             Nominees for Director
                             ---------------------

                                Perry R. Evans
                               William R. Cullen
                              Lindley S. Branson
                                Robert J. Lewis
                             Richard C. Jennewine
                              Timothy F. O'Reilly
                              Edward R. Flaherty

     In the event that one of more of the above named persons shall become unavailable for election, votes will be cast pursuant to authority granted by the enclosed proxy for such person or persons as may be designated by the board of directors, unless the board of directors determines to reduce its size appropriately.

Directors, Nominees for Director and Executive Officers

     Our directors, nominees for director and executive officers are as follows:

                                        Director
Name                             Age    Since       Position
----                             ---    --------    --------
Perry R. Evans................   41     1999        President, Chief Executive Officer and a Director
William R. Cullen.............   59     1998        Chief Financial Officer and a Director
Lindley S. Branson............   58     2000        Executive Vice President, General Counsel and a Director
Robert J. Lewis...............   70     1996        Director
Richard C. Jennewine..........   62     1996        Director
Timothy F. O'Reilly...........   46     2000        Director
Edward R. Flaherty............   43     2000        Director
Robert Balgley................   43      --         President and Chief Executive Officer - Jabber.com, Inc.
Gwenael S. Hagan..............   40      --         Senior Vice President, Corporate Development
John Batten...................   36      --         Senior Vice President, General Manager - AccelX
Susan Dalton..................   45      --         Senior Vice President, Technology - AccelX
Stuart J. Lucko...............   37      --         Controller

     Perry R. Evans, has served as President and a director of Webb since June 1999 and Chief Executive Officer since February 2000. Mr. Evans founded NetIgnite in 1998, which was acquired by Webb in 1999. Mr. Evans was founder of and served as President of the MapQuest Publishing Group, a widely licensed Internet locator application service from December 1995 to October 1997. Prior to MapQuest, Mr. Evans managed the new media development group within RR Donnelley that was responsible for interactive yellow pages, travel and real estate products from December 1993 to December 1995.

     William R. Cullen, has served as Chief Financial Officer of Webb since April 1999 and a director since March 1998. From March 1998 to April 1999, Mr. Cullen served as Chief Operating Officer of Webb. From May 1997 to March 1998, Mr. Cullen worked as a consultant to businesses in the cable industry, including Webb. From April 1994 to May 1997, Mr. Cullen was Chairman and CEO of Access Television Network, Inc., a privately held company specializing in providing paid programming to local cable systems. From January 1992 to March 1994, Mr. Cullen was President and CEO of California News Channel, a programming project of Cox Cable Communications. From July 1984 to December 1991, Mr. Cullen was employed by United Artist Cable Corporation (and its predecessor United Cable Television Corporation) as Vice President of Operations and President of its subsidiary, United Cable of Los Angeles, Inc., and as its Senior Vice President of the Southwest Division. Prior to joining United Artist Cable Corporation, Mr. Cullen was President of Tribune Company Cable of California, Inc. and CEO of its United-Tribune Cable of Sacramento joint venture, served as a top financial officer of three companies and worked in banking.

     Lindley S. Branson, joined Webb as Vice President and General Counsel in May 1999 and has served as a director since April 2000. Mr. Branson has been a senior partner with the Minneapolis law firm of Gray, Plant, Mooty, Mooty and Bennett, P.A. for more than twenty years, specializing in corporate finance, mergers and acquisitions and general corporate law.

     Robert J. Lewis, has been a director of Webb since January 1996. Mr. Lewis retired in October 1995 after having spent 37 years in the cable television industry as an owner and developer of cable systems and senior executive with several cable television companies. Beginning in March 1997, however, and continuing through the present, Mr. Lewis has been the General Partner and Chief Executive Officer of InterMedia Partners, an inactive company which had been an operator of cable systems in Kentucky, Tennessee, North Carolina, South Carolina and Georgia. From 1987 until his retirement in 1995, Mr. Lewis was employed by Tele-Communications, Inc. ("TCI"), one of the largest cable television companies in the United States. Mr. Lewis served as a Senior Vice President of Corporate Development of TCI from 1991 to 1993 and as a Senior Advisor to TCI from 1993 until his retirement in 1995.

     Richard C. Jennewine, has been a director of Webb since November 1996. From September 1995 until his retirement in December 1999, Mr. Jennewine was President-International Operations and Managing Director for Computer Aid, Inc. a leader in strategic outsourcing and information services consulting. From December 1991 to February 1995, Mr. Jennewine served as the Senior Vice President of the CONCORD Group, a privately held entrepreneurial group of 40 international enterprises. From January 1994 to February 1995, Mr. Jennewine served as the President of the Concord Trading Corporation, a company focusing on trading and business ventures in Asia, Russia, the Middle East and South America. Prior to these positions, Mr. Jennewine spent 26 years with IBM Corporation, including startup operations in mainland China. Mr. Jennewine is a director of Easter Seals of Colorado and is a member of the Corporate Management Committee of Computer Aid, Inc.

     Timothy F. O'Reilly, has been a Director of Webb since August 2000. For more than five years, Mr. O'Reilly has been Chief Executive Officer of O'Reilly & Associates, Inc., a privately held publishing and high tech information services company located in Sebastopol, California.

     Edward R. Flaherty, has been a Director of Webb since December 2000. Mr. Flaherty serves as a member of Flaherty Advisory Services, LLC , a Boulder, Colorado advisory company focused on assisting startup companies. From September 1999 through August 2000, he founded and served as President and Chief Executive Officer of Deep Marble, Inc., a Boulder eBusiness services provider. Mr. Flaherty served as President of the Financial, Communications and Energy Division of EDS from September 1996 through August 1999, and from 1987 through August 1996 he served in various capacities for Citibank N.A. and affiliated companies.

     Robert Balgley, has served as President and Chief Executive Officer of Jabber.com, Inc. since December 2000. Mr. Balgley founded Wireless Telecom, Inc., a leading provider of wireless remote access for the corporate enterprise market, and served as its Chief Executive Officer and President from 1993 to 2000. Mr. Balgley has also served as Vice President of Sales and Marketing of Geo Vision Systems, Inc., an international provider of Unix-based geographic information systems software for the telecommunications industry.

     Gwenael S. Hagan, has served as Vice President, Corporate Development of Webb since November 1999 and as General Manager, AccelX, BV since July 2000. Mr. Hagan joined Webb in January 1998. From June 1996 to January 1998, Mr. Hagan served as Vice President of New Business Development with International Channel, a cable television network, where he was responsible for new revenue opportunities, both domestically and internationally, and developing and implementing strategies to increase revenue and position International Channel for growth via evolving digital cable and satellite platforms. From December 1994 to June 1996, Mr. Hagan served as the Internet Marketing Manager for Microsoft's western region. Mr. Hagan's work with Microsoft encompassed competitive strategy development, sales resource allocation, presentations and public relations.

     John Batten, joined Webb in July 2000 and has served as Senior Vice President - General Manager, AccelX, since December 2000. Mr. Batten was the Vice President of Marketing at Neoforma.com, Inc., a business-to-business e-commerce exchange for the healthcare industry, from January 2000 to May 2000. From July 1999 to January 2000, Mr. Batten was Vice President - Corporate Sales of HomeSpace, Inc., a mortgage company; from September 1998 to July 1999, Mr. Batten was Vice President - Video Distribution and Corporate Sales of Video Networks, Inc., an electronic media transport company; and from May 1989 to September 1998, Mr. Batten was with Bell South Corporation, where his last position was Director - Business Development.

     Susan Dalton, has been Senior Vice President - Technology, AccelX since January 2001. From September 2000 to October 2000, Ms. Dalton was Senior Vice President - Engineering and Operations of CTS Technologies, Inc., an ASP; from January 2000 to September 2000, Ms. Dalton was Vice President, Engineering and Operations at Affinia, Inc., a storefront and contextual merchandising service for small websites; and from October 1995 to December 1999, Ms. Dalton served in various positions with SSDS, Inc., a leading systems integration firm, her last position being Vice President - Customer Service and Support Practice.

     Stuart J. Lucko, joined Webb in October 1997 as its Controller. From July 1995 to July 1997, Mr. Lucko served as the Director of IT at Robson Communities, Inc., a privately-held real estate developer, and from May 1990 to July 1995 Mr. Lucko served as Senior Controller at Robson Communities, Inc. Mr. Lucko was employed in public accounting from December 1985 to May 1990, including Arthur Andersen LLP. Mr. Lucko holds a Colorado Certified Public Accountant license.


Committees and Meetings of the Board of Directors

     The Company's board of directors has an audit committee and a compensation committee. The board does not have a standing nominating committee.

     Messrs. Cullen, Lewis, Jennewine and Flaherty are the current members of the audit committee of the board of directors. Each is an independent member except for Mr. Cullen. The main responsibilities of the audit committee are governed by its charter, which was approved by the board and which is attached as Attachment A to this Proxy Statement. The audit committee represents the board in discharging its responsibilities relating to our accounting, reporting, and financial control practices. The audit committee has general responsibility for review with management of our financial controls, accounting, and audit and reporting activities. It annually reviews the qualifications and engagement of our independent accountants, makes recommendations to the board as to their selection, reviews the scope, fees, and results of their audit, and reviews their management comment letters.

     Messrs. Jennewine and Lewis are the current members of the compensation committee, which oversees compensation for directors, officers and key employees of Webb.

     During 2000, the board of directors met 17 times. Each director, other than Mr. O'Reilly, attended, in person or by telephone, 75% or more of the aggregate total of meetings of the board of directors and meetings of committees of the board of directors on which such director serves. During 2000, the audit committee met three times and the compensation committee met three times.


Audit Committee Report

     The audit committee has reviewed and discussed with management, Webb's consolidated audited financial statements for the year ended December 31, 2000. The audit committee has also discussed with the independent auditors the matters required to be discussed by the Statement on Auditing Standards No. 61 (SAS 61 - Communication with Audit Committees), as amended, relating to the auditors' judgment about the quality of the accounting principles, judgements and estimates, as applied in its financial reporting.

     The audit committee has received the written disclosures and the letter from the independent public accountants required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), as amended, that relates to the accountants' independence from Webb, and has discussed with the independent public accountants their independence.

     Based on the reviews and discussions referred to above, the audit committee recommended to the board that the consolidated audited financial statements, referred to above, be included in the Annual Report on Form 10-KSB for the year ended December 31, 2000 for filing with the Securities and Exchange Commission.

                              Edward R. Flaherty, Chairman
                              William R. Cullen
                              Richard C. Jennewine
                              Robert J. Lewis


Vote Required

     The affirmative vote of the holders of a majority of the voting power of the shares of common stock, present or represented at the annual meeting and entitled to vote on Proposal 1, is required to approve Proposal 1.

     The board of directors recommends that the shareholders vote "FOR" the election of the nominees for director.

                            EXECUTIVE COMPENSATION

     The following table summarizes the annual compensation paid by Webb during years ended December 31, 1998, 1999, and 2000 to Perry R. Evans, the chief executive officer of Webb as of December 31, 2000, R. Steve Adams, the chief executive officer of Webb through February 1, 2000, and the four other highest paid executive officers of Webb.

                                                    SUMMARY COMPENSATION TABLE
                                                                                             Long-Term             All Other
                                                         Annual Compensation                Compensation          Compensation
                                                  -------------------------------------------------------------------------------
                                                   Salary         Bonus       Other          Securities
Name and Principal Position              Year        $              $           $         Underlying Options
---------------------------              ----     --------      --------     -------      ------------------
  Perry R. Evans (1)                     2000     $190,000      $ 47,500     $ 6,250 (2)      225,508 shs.                --
  Chief Executive Officer,               1999     $153,976      $121,250          --          580,000 shs.                --
  President and a Director               1998           --            --          --                    --                --

  R. Steven Adams (3)                    2000     $ 95,767            --          --                    --                --
  Chief Executive Officer                1999     $200,000      $ 75,000          --                    --                --
                                         1998     $155,203            --          --          175,250 shs. (4)            --

  William R. Cullen (5)                  2000     $200,000      $ 50,000          --          175,828 shs.                --
  Chief Financial Officer and            1999     $173,333 (6)  $ 75,000    $ 90,000 (7)                --                --
  a Director                             1998     $165,000            --    $271,494          160,000 shs.                --

  Lindley S. Branson (8)                 2000     $165,000      $ 24,750          --          194,813 shs.                --
  Executive Vice President,              1999      103,341      $ 30,917          --          150,000 shs.                --
  General Counsel and a Director         1998           --            --          --                    --                --

  Gwenael S. Hagan                       2000     $160,000      $ 24,000          --           50,000 shs. (9)            --
  Vice President, Corporate              1999     $160,000      $ 36,000          --           50,000 shs.                --
  Development                            1998     $ 91,549      $ 13,800          --          100,000 shs. (10)           --

  Simon D. Greenman (11)                 2000     $155,333            --          --                    -- (12)     $140,000 (13)
  General Manager, AccelX                1999     $ 65,755      $ 18,563          --          120,000 shs.                --
  Commerce Services                      1998           --            --          --                    --                --

---------------
(1) Mr. Evans was elected President of Webb effective June 24, 1999 and Chief Executive Officer effective February 1, 2000.

(2) In June 2000 Mr. Evans received a grant of 125,000 shares of restricted stock of Jabber.com, Inc., a subsidiary of Webb, in consideration for his efforts in connection with establishing Jabber.com, Inc. and serving on its advisory board. Jabber.com, Inc.'s board of directors valued the stock at $.05 per share on the date of grant. The shares were subsequently appraised at a value of $.70 per share as of December 31, 2000, in connection with the preparation of Webb's consolidated financial statements for the year ended December 31, 2000. The restrictions on Mr. Evans' stock lapse at the rate of approximately 6,945 shares per month, over a period of 18 months.

(3) Mr. Adams resigned as Chief Executive Officer effective February 1, 2000, and resigned on March 17, 2000 as an employee of Webb.

(4) Includes options for the purchase of 25,000 and 250 shares of common stock initially granted to Mr. Adams on June 3, 1998 and June 7, 1998, respectively, but repriced on November 20, 1998.

(5) During 1999 and 2000, Webb reimbursed Mr. Cullen for travel and living expenses of $42,194 and $54,394, respectively.

(6) Mr. Cullen became a full-time employee on July 1, 1999. The 1999 salary amount includes $70,000 Mr. Cullen was paid as a consultant to Webb.

(7) Consists of 6,497 shares of common stock issued instead of cash compensation. The common stock dollar value was determined by multiplying the last sale price of our common stock by the amount of common stock on the dates such shares were earned.

(8) Mr. Branson joined Webb in May 1999. During 1999 and 2000, Webb reimbursed Mr. Branson for travel and living expenses of $33,258 and $33,757, respectively.

(9) On July 5, 2000 Mr. Hagen also received a seven-year option to purchase 40,000 shares of common stock of Jabber.com, Inc., a subsidiary of Webb, at an exercise price of $1.50 per share. The option was immediately exercisable on the date of grant as to one-third of the shares underlying it, and becomes exercisable in one-third increments on July 5, 2001 and July 5, 2002. Jabber.com, Inc.'s board of directors valued the stock underlying the option at $.05 per share on the date of grant. The shares were subsequently appraised at a value of $.70 per share as of December 31, 2000, in connection with the preparation of Webb's consolidated financial statements for the year ended December 31, 2000. No portion of the option has been exercised.

(10) Includes an option for the purchase of 250 shares of common stock initially granted to Mr. Hagan on June 7, 1998 but repriced on November 20, 1998.

(11) Mr. Greenman was appointed General Manager of AccelX Commerce Services on November 23, 1999. Mr. Greenman joined Webb in July 1999, and resigned in November 2000.

(12) On July 5, 2000 Mr. Greenman received a seven-year option to purchase 40,000 shares of common stock of Jabber.com, Inc., a subsidiary of Webb, at an exercise price of $1.50 per share. The option was immediately exercisable on the date of grant as to one-third of the shares underlying it, and was to become exercisable in one-third increments on July 5, 2001 and July 5, 2002. Jabber.com, Inc.'s board of directors valued the stock underlying the option at $.05 per share on the date of grant. The shares were subsequently appraised at a value of $.70 per share as of December 31, 2000, in connection with the preparation of Webb's consolidated financial statements for the year ended December 31, 2000. Mr. Greenman left Webb in November 2000, and the option has expired. No portion of the option was exercised.

(13) Represents a severance payment in connection with the termination of Mr. Greenman's employment.

Webb Stock Options

     The following tables summarize the stock option grants and exercises during 2000 to or by the named officers and the value of all options held by the named officers as of December 31, 2000. Unless otherwise noted, each of these stock options is exercisable in one-third increments on the 12th, 24th, and 36th month after the date of grant.

                                OPTION GRANTS DURING YEAR ENDED DECEMBER 31, 2000

                                                           Percent of Total
                            Number of Securities          Options Granted to          Exercise
                             Underlying Options          Employees During Year          Price        Expiration
Name                               Granted              Ended December 31, 2000       ($/Share)         Date
----                        --------------------        -----------------------       ---------      ----------
Perry R. Evans                     132,000 (1)                                         $ 12.25        7/05/2007
                                    93,508 (2)                                         $ 1.875       12/20/2007
                                ----------
  Total                            225,508                      9.98%

R. Steven Adams                          0                                                 N/A              N/A
                                ----------
  Total                                  0                         0%

William R. Cullen                   40,000                                             $ 34.94        1/20/2007
                                     8,000                                             $ 12.44        4/13/2007
                                    80,000 (1)                                         $ 12.25         7/5/2007
                                    10,000                                             $10.625        9/19/2007
                                    37,828 (2)                                         $ 1.875       12/20/2007
                                ----------
  Total                            175,828                      7.78%

Lindley S. Branson                  50,000                                             $ 34.94        1/20/2007
                                    10,000                                             $ 12.44        4/13/2007
                                    80,000 (1)                                         $ 12.25         7/5/2007
                                    12,500                                             $10.625        9/19/2007
                                    42,313 (2)                                         $ 1.875       12/20/2007
                                ----------
  Total                            194,813                      8.62%

Gwenael S. Hagan (3)                50,000                                             $ 1.875       12/28/2007
                                ----------
  Total                             50,000                      2.21%

Simon D. Greenman (4)                    0                                                 N/A              N/A
                                ----------
  Total                                  0                         0%

---------------

(1) One-third of the option was immediately exercisable on the date of grant. The option then becomes exercisable in one-third increments on July 5, 2001 and July 5, 2002.

(2)  The option becomes fully vested on June 21, 2001.

(3) On July 5, 2000, Mr. Hagen also received a seven-year option to purchase 40,000 shares of common stock of Jabber.com, Inc., a subsidiary of Webb, at an exercise price of $1.50 per share. The option was immediately exercisable on the date of grant as to one-third of the shares underlying it, and becomes exercisable in one-third increments on July 5, 2001 and July 5, 2002. Jabber.com, Inc.'s board of directors valued the stock underlying the option at $.05 per share on the date of grant. The shares were subsequently appraised at a value of $.70 per share as of December 31, 2000, in connection with the preparation of Webb's consolidated financial statements for the year ended December 31, 2000. No portion of the option has been exercised.

(4) On July 5, 2000, Mr. Greenman received a seven-year option to purchase 40,000 shares of common stock of Jabber.com, Inc., a subsidiary of Webb, at an exercise price of $1.50 per share. The option was immediately exercisable on the date of grant as to one-third of the shares underlying it, and was to become exercisable in one-third increments on July 5, 2001 and July 5, 2002. Jabber.com, Inc.'s board of directors valued the stock underlying the option at $.05 per share on the date of grant. The shares were subsequently appraised at a value of $.70 per share as of December 31, 2000, in connection with the preparation of Webb's consolidated financial statements for the year ended December 31, 2000. Mr. Greenman left Webb in November 2000, and the option has expired. No portion of the option was exercised.

       AGGREGATED OPTION EXERCISES DURING YEAR ENDED DECEMBER 31, 2000 AND OPTION VALUES AT DECEMBER 31, 2000

                                                                  Number of Securities            Value of Unexercised
                               Shares                            Underlying Options at          In-The-Money Options at
                              Acquired          Value              December 31, 2000             December 31, 2000 (2)
Name                         on Exercise     Realized (1)     Exercisable / Unexercisable     Exercisable / Unexercisable
----                         -----------     ------------     ---------------------------     ---------------------------
Perry R. Evans                       0         $      0             237,832 / 568,176                  $0 / $0

R. Steven Adams                108,583         $467,880                         0 / 0                   0 / 0

William R. Cullen                    0         $      0             159,999 / 175,829                  $0 / $0

Lindley S. Branson                   0         $      0              76,665 / 268,148                  $0 / $0

Gwenael S. Hagan (3)                 0         $      0              86,665 / 103,335                  $0 / $0

Simon D. Greenman (4)                0         $      0                    66,666 / 0                  $0 / $0

_______________
(1) The value realized was determined by multiplying the number of shares exercised by the favorable difference between the exercise price per share and the closing bid price per share on the date of exercise.

(2) The value of unexercised in-the-money options was determined by multiplying the number of shares subject to such options by the favorable difference between the exercise price per share and $1.688, the closing bid price per share on December 29, 2000.

(3) On July 5, 2000 Mr. Hagen also received a seven-year option to purchase 40,000 shares of common stock of Jabber.com, Inc., a subsidiary of Webb, at an exercise price of $1.50 per share. The option was immediately exercisable on the date of grant as to one-third of the shares underlying it, and becomes exercisable in one-third increments on July 5, 2001 and July 5, 2002. Jabber.com, Inc.'s board of directors valued the stock underlying the option at $.05 per share on the date of grant. The shares were subsequently appraised at a value of $.70 per share as of December 31, 2000, in connection with the preparation of Webb's consolidated financial statements for the year ended December 31, 2000. No portion of the option has been exercised.

(4) On July 5, 2000 Mr. Greenman also received a seven-year option to purchase 40,000 shares of common stock of Jabber.com, Inc., a subsidiary of Webb, at an exercise price of $1.50 per share. The option was immediately exercisable on the date of grant as to one-third of the shares underlying it, and was to become exercisable in one-third increments on July 5, 2001 and July 5, 2002. Jabber.com, Inc.'s board of directors valued the stock underlying the option at $.05 per share on the date of grant. The shares were subsequently appraised at a value of $.70 per share as of December 31, 2000, in connection with the preparation of Webb's consolidated financial statements for the year ended December 31, 2000. Mr. Greenman left Webb in November 2000,and this option has expired. No portion of the option was exercised.

Board of Director Compensation

     Members of the board of directors of Webb do not receive cash compensation for their services as directors of Webb, but they are reimbursed for their reasonable expenses in attending meetings of the board of directors. During 2000, we issued options to our non-employee directors for their services. Edward
R. Flaherty received an option for 30,000 shares of our common stock at an exercise price of $3.25. Timothy F. O'Reilly received an option for 30,000 shares of our common stock at an exercise price of $8.50. Robert J. Lewis received three options (30,000 shares at an exercise price of $10.75; 12,000 shares at an exercise price of $12.25; and 13,800 shares at an exercise price of $1.875). Richard C. Jennewine received three options (30,000 shares at an exercise price of $10.75; 12,000 shares at an exercise price of $12.25; and 14,954 shares at an exercise price of $1.875).

Change of Control Agreements

     We have entered into employment agreements with Perry R. Evans, William R. Cullen, Lindley S. Branson and Gwenael S. Hagan which take effect only if a change of control of 30% or more of our outstanding voting stock occurs. If a change of control occurs, these agreements provide for the continued employment (at similar responsibility and salary levels) of the employee for a period of three years after the change of control. During this three year period, if we (or a successor entity) terminate the employee's employment without cause or if the employee terminates his employment for good reason, then we (or the successor entity) must pay a lump sum severance to the employee equal to three years salary (including bonus), accelerate the vesting of all outstanding options held by the employee and allow the employee to continue to participate in our benefit and welfare plans (or those of the successor entity) for a period of three years after the employment terminates.

Certain Transactions

     Robert J. Lewis, one of our directors, is the general partner and chief executive officer of InterMedia Partners, a former broadband customer of Webb. InterMedia was an operator of cable systems in Kentucky, Tennessee, North Carolina, South Carolina, and Georgia. We entered into a contract during August 1997 pursuant to which we provided our products and services to several of InterMedia's markets. We earned revenue from the sale of computer hardware and third party software, engineering fees, equipment installation fees, and royalties from subscriber Internet access and content fees. We recognized revenue in connection with these contracts totaling $122,120 for the year ended December 31, 1999. Included in accounts receivable at December 31, 1999 was an amount due from InterMedia totaling $4,000. We did not recognize any revenue from InterMedia Partners in 2000.

     On March 10, 1999, we acquired a majority interest in a newly formed company, NetIgnite 2, LLC. NetIgnite was a development stage company which we formed with a predecessor company by the name of NetIgnite, Inc., the sole shareholder and founder of which was Perry R. Evans. In connection with the formation of NetIgnite, the predecessor company contributed all of its rights to specific technology of NetIgnite and we agreed to provide $1,500,000 of funding. As a result of these contributions, we acquired the rights to 99.5% of NetIgnite's operating income and approximately 60% of any proceeds upon the sale of NetIgnite, and the predecessor company acquired the rights to .5% of NetIgnite's operating income and approximately 40% of any proceeds upon the sale of NetIgnite. Effective June 2, 1999, we acquired the predecessor company's interests in NetIgnite through a merger of the predecessor company into Webb. As consideration for this merger, we issued 71,429 shares of our common stock to Mr. Evans. As a result of this merger, NetIgnite is now a wholly owned subsidiary of Webb. Mr. Evans has entered into an employment agreement with Webb which has an initial term of two years and provides for a minimum annual salary of $190,000.

     William R. Cullen, our Chief Financial Officer and one of our directors, owed Webb $165,827 as of January 26, 2001. This obligation accrues interest at a rate of 8% per year, is full recourse and is payable on demand.

     We believe that the transactions summarized above are on terms no less favorable than could be obtained from unaffiliated third parties. The board of directors has determined that any transactions with officers, directors or principal shareholders will be approved by the disinterested directors and will be on terms no less favorable than could be obtained from an unaffiliated third party. The board of directors will obtain independent counsel or other independent advice to assist in that determination.


                                  PROPOSAL 2:
      APPROVAL OF WEBB INTERACTIVE SERVICES, INC. 2000 STOCK OPTION PLAN

Background and Purpose

     Because of the limited number of shares remaining under Webb's current option plan for its employees and consultants, the board of directors adopted on July 5, 2000 the Webb Interactive Services, Inc. 2000 Stock Option Plan (the "2000 Plan"). The purpose of the 2000 Plan is to provide a means to attract and retain competent personnel and to provide to participating officers, directors, employees and consultants long-term incentive for high levels of performance and for unusual efforts to improve the financial performance of Webb and its subsidiaries. The board believes that it is in Webb's and its shareholders' best interest to provide to such persons, through the granting of stock options, an opportunity to participate in the appreciation and value of Webb's common stock. The 2000 Plan provides for the grant of either incentive or non-statutory options. The following description of the primary features of the 2000 Plan is qualified in all respects by reference to the full text of the 2000 Plan, which is attached to this proxy statement as Attachment
B. If the shareholders fail to approve the 2000 Plan, then the options granted under it will remain in existence, but to the extent they are designated as incentive options, the options will automatically convert to nonstatutory options.

Eligibility and Administration

     Employees and consultants of Webb and its subsidiaries, including officers and directors, are eligible to receive options granted under the 2000 Plan. The approximate number of persons eligible to receive options under the 2000 Plan is
124. The 2000 Plan authorizes the granting of options to purchase up to 1,750,000 shares of common stock. The shares subject to the options will generally be made available from authorized but unissued shares.

     The 2000 Plan will be administered by a committee consisting of at least two members of the board of directors. The committee currently consists of the entire board of directors. The committee has full authority to award options under the 2000 Plan, to establish the terms of the option agreements, and to take all other action deemed appropriate for administration of the 2000 Plan.

     Options will generally be granted after recommendation by management. In general, Webb will not receive any cash or other consideration for the granting or extension of options, but options are generally issued in recognition of services rendered or to be rendered to Webb. Because the employees, directors and consultants who may participate in the 2000 Plan in the future and the amount of their options are determined by the committee in its discretion, it is not possible to state the name or positions of, or the number of options that may be granted to, Webb's employees, directors and consultants in the future. However, a total of 1,597,341 options have been granted under the 2000 Plan, and a summary of the recipients is set forth in the table below.

Incentive and Nonstatutory Options

     The 2000 Plan provides both for incentive stock options specifically tailored to the provisions of the Internal Revenue Code of 1986 and for options not qualifying as incentive options (nonstatutory options). Options are designated as incentive options or nonstatutory options by the committee when granted. The use of the term "option" in this proxy statement means both incentive options and nonstatutory options.

     To obtain certain tax benefits, the 2000 Plan establishes special rules for incentive options, including the requirement that incentive options may be granted to an individual only for shares having a maximum aggregate fair market value not exceeding $100,000 (valued at the time of grant) for any year in which such shares first become available for purchase through the exercise of incentive options. The option price per share for incentive options must not be less than the fair market value per share of the common stock on the date of grant.

     Some restrictions also apply to nonstatutory options granted under the 2000 Plan as a result of the application of tax rules limiting the deductibility of certain compensation paid to "named executive officers." These rules are discussed more fully below in the section entitled "Federal Income Tax Consequences."

Terms and Conditions of Options

     Except as otherwise described in this Proxy Statement, options may be granted under the 2000 Plan under such terms and conditions as the committee may determine from time to time. Under the 2000 Plan, as under Webb's current option plan, incentive options require an exercise price equal to at least the fair market value of the common stock on the date of grant, and no option may be exercised later than 10 years from the date of the grant. The board of directors has adopted a policy of not granting nonqualified options with an exercise price less than the fair market value of the common stock on the date of grant. Payment for shares purchased upon the exercise of an option must be made in cash, in shares of the outstanding common stock or in a combination of cash and shares.

     Unless otherwise determined by the committee, options granted under the 2000 Plan may not be assigned and, during the lifetime of the optionee, may be exercised only by him or her. If an optionee's employment is terminated for cause, as defined in the 2000 Plan, the option terminates immediately. Unless otherwise determined by the committee, if an optionee ceases to be employed by Webb for any other reason other than death or disability, the option may be exercised, subject to the expiration date of the option, for three months after such termination, but only to the extent it was exercisable on the date of termination. If employment is terminated because of death or disability, the option may be exercised (subject to the expiration date of the option) for up to one year after such termination, but only to the extent it was exercisable on the date of death or disability. Options which expire, are canceled or are terminated without having been exercised, may be regranted to participants under the 2000 Plan.

Modification and Termination

     The 2000 Plan provides for adjustment in the number and class of shares subject to the 2000 Plan and to the option rights and the exercise prices of such option rights granted thereunder, in the event of stock dividends, stock splits, reverse stock splits, recapitalization, reorganization, certain mergers, consolidation, acquisition or other changes in the capital structure of Webb.

     The 2000 Plan will terminate on July 5, 2010. In addition, the board of directors may, at any time, terminate the 2000 Plan or amend it except with respect to certain matters for which shareholder approval is required under the Internal Revenue Code of 1986 or Securities and Exchange Commission rules applicable to the 2000 Plan. Under such rules, any amendment that would materially increase the cost of the 2000 Plan to Webb or the benefits to eligible employees would require shareholder approval. No amendment or termination of the 2000 Plan by the board of directors may adversely affect any option previously granted under the 2000 Plan without the consent of the optionee.

Dissolution, Liquidation, Merger, Reorganization and Change in Control

     The 2000 Plan provides that in the event of Webb's dissolution or liquidation, the options will terminate. In the event of a merger or reorganization, the agreement of merger or reorganization shall provide for one of the following events:

     . continuation of the options by Webb, if Webb is the surviving corporation;

     . assumption of the outstanding options by the surviving corporation (or its parent or subsidiary);

     . substitution by the surviving corporation (or its parent or subsidiary) of its own options for the outstanding options;

     . full exercisability or vesting and accelerated expiration of the outstanding options; or

     . settlement of the full value of the outstanding options in cash or cash equivalents followed by cancellation of the options.

Options Currently Outstanding Under the 2000 Plan

     All of the outstanding options currently held by employees of Webb under the 2000 Plan are incentive stock options. Options granted under the 2000 Plan and held by non-employee directors and consultants are nonqualified. All outstanding options have an exercise price equal to the fair market value of the common stock on the date of their grant.

     As of April 12, 2001 options for the purchase of an aggregate of 1,597,341 shares of common stock were outstanding under the 2000 Plan, held by 84 persons, with exercise prices from $1.75 to $12.25 per share and a weighted average exercise price of approximately $6.43 per share. None of the options granted under the 2000 Plan have been exercised.

     The following table shows, as of April 12, 2001, outstanding, but unexercised, options granted to:

     .    Each of our nominees for director;

     . Persons holding five percent or more of our outstanding, but unexercised, options;

     .    Certain of our executive officers;

     .    Our current executive officers, as a group;

     .    Our current directors, who are not executive officers, as a group; and

     .    Our current employees, excluding our executive officers, as a group.

Each of these options has a term ranging from five to ten years unless earlier terminated as provided in the 2000 Plan, and each of these options was granted at an exercise price equal to the fair market value of our common stock on the date of grant.


                                    STOCK OPTION AWARDS UNDER THE
                       WEBB INTERACTIVE SERVICES, INC. 2000 STOCK OPTION PLAN
----------------------------------------------------------------------------------------------------
                          Name and Position                                        Number of Options
                          -----------------                                        -----------------
Perry R. Evans, Chief Executive Officer, President and nominee for director             225,508

R. Steven Adams, former Chief Executive Officer                                               0

William R. Cullen, Chief Financial Officer and nominee for director                     127,828

Lindley S. Branson, Executive Vice President, General Counsel and nominee
for director                                                                            134,813

Gwenael S. Hagan, Vice President - Business Development                                  50,000

Simon D. Greenman, former General Manager, AccelX Commerce Services                           0

Robert J. Lewis, nominee for director                                                    26,954

Richard C. Jennewine, nominee for director                                               25,800

Timothy F. O'Reilly, nominee for director                                                33,460

Edward R. Flaherty, nominee for director                                                 30,000

Current executive officers, as a group (8 persons)                                      847,339

Current directors, who are not also executive officers,
as a group (4 persons)                                                                  116,214

Employees, excluding executive officers, as a group (73 persons)                        633,788

Federal Income Tax Consequences

     The following is a brief summary of the principal federal income tax consequences under current federal income tax laws relating to awards under the 2000 Plan. This summary is not intended to be exhaustive and, among other things, does not describe state or local tax consequences.

     In general, an optionee will be subject to tax at the time a nonqualified stock option is exercised (but not at the time of grant), and he or she will include in ordinary income in the taxable year in which he or she exercises a nonqualified stock option an amount equal to the difference between the exercise price and the fair market value of the shares acquired on the date of exercise, and we will generally be entitled to deduct such amount for federal income tax purposes except as such deductions may be limited by the Revenue Reconciliation Act of 1993 ("1993 Tax Act"), described below. Upon disposition of shares, the appreciation (or depreciation) after the date of exercise will be treated by the optionee as either short-term or long-term capital gain or loss depending on whether the shares have been held for the then-required holding period.

     In general, an optionee will not be subject to tax at the time an incentive stock option is granted or exercised. Upon disposition of the shares acquired upon exercise of an incentive stock option, long-term capital gain or loss will be recognized in an amount equal to the difference between the disposition price and the exercise price, provided that the optionee has not disposed of the shares within two years of the date of grant or within one year from the date of exercise. If the optionee disposes of the shares without satisfying both holding period requirements (a "Disqualifying Disposition"), the optionee will recognize ordinary income at the time of such Disqualifying Disposition to the extent of the difference between the exercise price and the lesser of the fair market value of the share on the date the incentive stock option was exercised or the date of sale. Any remaining gain or loss is treated as short-term or long-term capital gain or loss depending upon how long the shares have been held. We are not entitled to a tax deduction upon either the exercise of an incentive stock option or upon disposition of the shares acquired pursuant to such exercise, except to the extent that the optionee recognizes ordinary income in a Disqualifying Disposition and then only to the extent that such deduction is not limited by the 1993 Tax Act.

     If the optionee pays the exercise price, in full or in part, with previously acquired shares, the exchange will not affect the tax treatment of the exercise. However, if such exercise is effected using shares previously acquired through the exercise of an incentive stock option, the exchange of the previously acquired shares will be considered a disposition of such shares for the purpose of determining whether a Disqualifying Disposition has occurred.

     The federal income tax deduction that we may take for otherwise deductible compensation payable to executive officers who, on the last day of the fiscal year, are treated as "named executive officers" in our proxy statement for such year will be limited by the 1993 Tax Act to $1,000,000. Under the provisions of the 1993 Tax Act, the deduction limit on compensation will apply to all compensation, except compensation deemed under the 1993 Tax Act to be "performance-based" and certain compensation related to retirement and other employee benefit plans. The determination of whether compensation related to the 2000 Plan is performance-based for purposes of the 1993 Tax Act will be dependent upon a number of factors, including shareholder approval of the 2000 Plan, and the exercise price at which options are granted. The 1993 Tax Act also prescribes certain limitations and procedural requirements in order for compensation to qualify as performance-based, including rules which require that in the case of compensation paid in the form of stock options, the option price be not less than the fair market value of the stock at date of grant and that the plan under which the options are granted states the maximum number of shares with respect to which options may be granted during a specified period to any employee. Although we have structured the 2000 Plan to satisfy the requirements of the 1993 Tax Act with regard to its "performance-based" criteria, there is no assurance that awards thereunder will so satisfy such requirements, and accordingly, we may be limited in the deductions it may take with respect to awards under the 2000 Plan.

Current Market Price of Common Stock

    The last reported sale price for Webb's common stock on the Nasdaq National Market System on April 12, 2001 was $2.05.

Resolution and Vote Required for Proposal 2

     The following resolutions will be submitted for approval at the annual meeting:

          "RESOLVED, That the Webb Interactive Services, Inc. 2000 Stock Option Plan (the "2000 Plan" is hereby approved, and that the total number of shares of stock hereby made available and reserved for issuance under the 2000 Plan shall be 1,750,000. The aggregate number of shares of stock available under the 2000 Plan shall be subject to adjustment as provided in section 14.1. The total number of shares of stock may be authorized but unissued shares of stock, or shares acquired by purchase as directed by the Board of Directors from time to time in its discretion, to be used for issuance upon exercise of options granted under the 2000 Plan.

          FURTHER RESOLVED, That the officers of Webb be, and hereby are, authorized and directed to take all steps necessary or desirable to accomplish the purposes of the foregoing resolutions."

     The affirmative vote of the holders of a majority of the voting power of the shares of common stock, present or represented at the annual meeting and voting on Proposal 2, is required to approve Proposal 2.

     The board of directors recommends that the shareholders vote "FOR" Proposal 2 to approve the Webb Interactive Services, Inc. 2000 Stock Option Plan.


     COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

     Section 16(a) of the Securities Exchange Act of 1934 requires Webb's directors and officers, and persons who own more than ten percent of a registered class of Webb's equity securities, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of our common stock and other equity securities. Officers, directors and greater than ten-percent shareholders are also required by SEC regulation to furnish us with copies of all Section 16(a) forms they file.

     To our knowledge, based solely on review of the copies of such reports furnished to us and written representations that no other reports were required, during the year ended December 31, 2000, all Section 16(a) filing requirements applicable to our officers, directors and greater than ten-percent beneficial owners were timely complied with except for Perry R. Evans, who failed to report one transaction on Form 4 in a timely manner, and Stuart J. Lucko, who failed to file his Form 3 in a timely manner.


                                  PROPOSAL 3:
                       SELECTION OF INDEPENDENT AUDITORS

     The board of directors has appointed Arthur Andersen LLP as our independent accountants for the fiscal year ending December 31, 2001. Arthur Andersen LLP served as our independent accountants for the year ended December 31, 2000. Representatives of Arthur Andersen LLP who are expected to be present at the meeting, will have an opportunity to make a statement if they desire to do so, and are expected to be available to respond to appropriate questions. Set forth below is certain information concerning Arthur Andersen LLP's fees in 2000:

Audit Fees

     Arthur Andersen LLP billed an aggregate of $95,680 for professional services related to our 2000 annual financial statements and review of our quarterly financial statements included in our Form 10-Qs that we filed in 2000.

Financial Information Systems Design and Implementation Fees

     Arthur Andersen LLP did not provide any non-audit professional services during 2000 related to consulting for financial information system design and implementation.

All Other Fees

     In addition to the audit fees described above, Arthur Andersen LLP billed an aggregate of $47,405 for all other professional services rendered during 2000. Of such amount, $30,405 in fees were related to tax preparation and international tax issues, and $17,000 in fees were incurred in connection with miscellaneous filings made by Webb with the Securities and Exchange Commission. The Audit Committee determined that the provisions of these services was compatible with maintaining Arthur Andersen LLP's independence.

Resolution and Vote Required for Proposal 3

     The following resolution will be submitted for approval at the annual meeting:

          "RESOLVED, That the appointment by Webb of Arthur Andersen LLP as the independent accountants for the company for the year ending December 31, 2001 be, and hereby is, ratified and approved by the shareholders of Webb."

     The affirmative vote of the holders of a majority of the voting power of the shares of common stock, present or represented at the annual meeting and voting on Proposal 3, is required to approve Proposal 3. In the event the holders of the common stock do not ratify the appointment of Arthur Andersen LLP, the selection of other independent accountants will be considered by the board of directors. The board of directors recommends that the holders of the common stock vote for ratification of the appointment of Arthur Andersen LLP.

     The board of directors recommends that shareholders vote "FOR" Proposal 3 to ratify the appointment of Arthur Andersen LLP as the independent accountants of Webb.


                           PROPOSALS OF SHAREHOLDERS

     Any shareholder proposal intended to be considered for inclusion in the proxy statement for presentation at our 2002 annual meeting must be received by us by December 17, 2001. The proposal must be in accordance with the provisions of Rule 14a-8 promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934. We suggest that you submit your proposal by certified mail -- return receipt requested. If you intend to present a proposal at our 2002 annual meeting without including such proposal in our proxy statement, then you must provide us with notice of such proposal no later than March 2, 2002. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.


                                 OTHER MATTERS

     The board of directors does not intend to bring before the meeting any business other than as set forth in this proxy statement, and has not been informed that any other business is to be presented to the meeting. However, if any matters other than those referred to above should properly come before the meeting, it is the intention of the persons named in the enclosed proxy to vote such proxy in accordance with their best judgment.

     Please sign and return promptly the enclosed proxy in the envelope provided if you are a holder of common stock. The signing of a proxy will not prevent your attending the meeting and voting in person.


                              BY ORDER OF THE BOARD OF DIRECTORS


                              Lindley S. Branson
                              Secretary

April 23, 2001

                                 Attachment A

                        WEBB INTERACTIVE SERVICES, INC.

                   AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

                                    CHARTER

Purpose

     The primary function of the Audit Committee of Webb Interactive Services, Inc. (the "Corporation") is to assist the Board of Directors in fulfilling its oversight responsibilities by reviewing:

    . the financial reports and other financial information provided by the Corporation to any governmental body or the public;

    . the Corporation's systems of internal controls regarding finance, accounting, legal compliance and ethics that management and the Board have established; and

    . the Corporation's auditing, accounting and financial reporting processes generally.

Consistent with this function, the Audit Committee should encourage continuous improvement of, and foster adherence to, the Corporation's policies, procedures and practices at all levels.

     The Audit Committee's primary duties and responsibilities are to:

     . serve as an independent and objective party to monitor the Corporation's financial reporting process and internal control system;

     . review and appraise the audit efforts of the Corporation's independent accountants and internal auditing department; and

     . provide an open avenue of communication among the independent accountants, financial and senior management, the internal auditing department, and the Board of Directors.

Composition

     The Audit Committee shall be comprised of three or more directors, as determined by the Board. Each Committee member shall be an independent director. Each Committee member shall be free from any relationship that, in the opinion of the Board, would interfere with the exercise of his or her independent judgment as a Committee member. A Committee member will be considered "independent" if, among other things, he or she has:

     . not been employed by the Corporation or its affiliates in the current or past three years;

     . not accepted any compensation from the Corporation or its affiliates in excess of $60,000 during the previous fiscal year (except for board service, retirement plan benefits, or non-discretionary compensation);

     . no immediate family member who is, or has been in the past three years, employed by the Corporation or its affiliates as an executive officer;

     . not been a partner, controlling shareholder or an executive officer of any for-profit business to which the Corporation made, or from which it received, payments (other than those which arise solely from investments in the corporation's securities) that exceed percent of the organization's consolidated gross revenues for that year, or $200,000, whichever is more, in any of the past three years; or

     . not been employed as an executive of another entity where any of the Corporation's executives serve on that entity's compensation committee.

     All Committee members shall have a working familiarity with basic finance and accounting practices, and at least one Committee member shall have accounting or related financial management expertise. Committee members may enhance their familiarity with finance and accounting by participating in educational programs conducted by the Corporation or an outside consultant.

     The Committee members shall be elected by the Board at the annual organizational Board meeting until their successors are duly elected and qualified. Unless a Chair is elected by the full Board, the Committee members may designate a Chair by majority vote of the full Committee membership.

Meetings

     The Committee shall meet at least four times annually, or more frequently as circumstances dictate. The Committee shall meet at least annually in separate meetings with management, the director of the internal auditing department and the independent accountants to discuss any matters that the Committee or any of these groups believe should be discussed privately. In addition, the Committee shall meet with the independent accountants and management quarterly to review the Corporation's financial statements.

Responsibilities and Duties

     To fulfill its responsibilities and duties the Audit Committee shall:

     Documents/Reports Review

     . review and update this Charter on an annual basis, or more frequently, as conditions dictate;

     . review the organizations annual financial statements and any reports or other financial information submitted to any governmental body, or the public, including any certification, report, opinion, or review rendered by the independent accountants;

     . review the regular internal reports to management prepared by the internal auditing department, and management's response to such reports;

     . review with financial management and the independent accountants the 10-Q prior to its filing or prior to the release of earnings;


     Independent Accountants

     . recommend to the Board of Directors the selection of the independent accountants, considering independence and effectiveness;

     . approve the fees and other compensation to be paid to the independent accountants;

     . on an annual basis, review and discuss with the accountants all significant relationships the accountants have with the Corporation to determine the accountants' independence;

     . review the performance of the independent accountants and approve any proposed discharge of the independent accountants when circumstances warrant;

     . periodically consult with the independent accountants out of the presence of management about internal controls and the fullness and accuracy of the Corporation's financial statements;


     Financial Reporting Processes

     . in consultation with the independent accountants and the internal auditors, review the integrity of the Corporation's internal and external financial reporting processes;

     . consider the independent accountant's judgments about the quality and appropriateness of the Corporation's accounting principles as applied in its financial reporting;

     . consider and approve, if appropriate, major changes to the Corporation's auditing and accounting principles and practices as suggested by the independent accountants, management, or the internal auditing department;

     Process Improvement

     . establish regular and separate systems of reporting to the Audit Committee by management, the independent accountants and the internal auditors regarding any significant judgments made in management's preparation of the financial statements and the view of each as to appropriateness of such judgments;

     . following completion of the annual audit, review separately with management, the independent accountants and the internal auditing department any significant difficulties encountered during the course of the audit, including any restrictions on the scope of work or access to required information;

     . review any significant disagreement among management and the independent accountants or the internal auditing department in connection with the preparation of the financial statements;

     . review with the independent accountants, the internal auditing department and management the extent to which changes or improvements in financial or accounting practices, as approved by the Audit Committee, have been implemented;


     Ethical and Legal Compliance

     . establish, review and update periodically a Code of Ethical Conduct (the "Code") and ensure that management has established a system to enforce the Code;

     . review management's monitoring of the Corporation's compliance with its Ethical Code;

     . ensure that management has the proper review system in place to ensure that its financial statements, reports and other financial information disseminated to governmental organizations, and the public satisfy legal requirements;

     . review activities, organizational structure, and qualifications of the internal audit department;

     . review with the Corporation's counsel, legal compliance matters including corporate securities trading policies;

     . review with Corporation's counsel, any legal matter that could have a significant impact on the Corporation's financial statements; and

     . perform any other activities consistent with this Charter, the Corporation's bylaws, as the Committee or the Board deems necessary or appropriate.

                                 Attachment B

                        WEBB INTERACTIVE SERVICES, INC.
                            2000 STOCK OPTION PLAN


1.   Establishment and Purpose.

     1.1 Establishment. Webb Interactive Services, Inc., a Colorado Corporation ("Company"), establishes a stock option plan for employees and others providing services to the Company called the "2000 STOCK OPTION PLAN" ("Plan"). The Plan permits the granting of Nonstatutory Stock Options and Incentive Stock Options.

     1.2 Purpose. The purposes of the Plan are to enhance stockholder investment by attracting, retaining, and motivating employees and consultants of the Company and to encourage stock ownership by such employees and consultants by providing them with a means to acquire a proprietary interest in the Company's success.

2. Definitions. Unless the context clearly requires otherwise, when capitalized, the following terms have the meanings set forth below.

     2.1  "Board" means the Board of Directors of the Company.

     2.2  "Code" means the Internal Revenue Code of 1986, as amended.

     2.3 "Committee" means the Committee, as specified in Section 6, appointed by the Board to administer the Plan, or the Board if no Committee is appointed.

     2.4 "Company" means Webb Interactive Services, Inc., a Colorado corporation (including any and all subsidiaries).

     2.5 "Consultant" means any person or entity, including an officer or director of the Company, who provides consulting, director or advisory services (other than as an Employee) to the Company.

     2.6 "Date of Exercise" means the date the Company receives notice by an Optionee of the exercise of an Option under Section 10.1 of the Plan. The notice indicates the number of shares of Stock that Optionee intends to exercise an Option.

     2.7 "Employee" means any person, including an officer or director of the Company, who is employed by the Company, a Parent Corporation or a Subsidiary Corporation.

     2.8  "Exchange Act" means the Securities Exchange Act of 1934, as amended.

     2.9 "Exercise Price" means the amount for which one share of Stock may be purchased upon exercise of an Option, as specified in the applicable Option Agreement.

     2.10 "Fair Market Value" means the price per share of Stock determined by any means deemed fair and reasonable by the Committee. The Committee's determination is final and binding on all parties.

     2.11 "Incentive Stock Option" means an Option granted under the Plan which is designated as an Incentive Stock Option and is intended to qualify as an "incentive stock option" within the meaning of Section 422 of the Code.

     2.12 "Nonstatutory Option" means an Option granted under the Plan that is not intended to qualify as an incentive stock option within the meaning of Section 422 of the Code. Except as otherwise specified, Nonstatutory Options may be granted at the times and subject to the restrictions as the Board determines without conforming to the statutory rules of Section 422 of the Code applicable to incentive stock options.

     2.13 "Option" means the right, granted under the Plan, to purchase Stock of the Company at the Exercise Price for a specified period of time. For purposes of the Plan, an Option may be either an Incentive Stock Option or a Nonstatutory Option.

     2.14 "Optionee" means a person to whom an Option has been granted under the Plan.

     2.15 "Parent Corporation" has the meaning set forth in Section 424(e) of the Code with the Company being treated as the employer corporation for purposes of this definition.

     2.16 "Subsidiary Corporation" has the meaning set forth in Section 424(f) of the Code with the Company being treated as the employer corporation for purposes of this definition.

     2.17 "Significant Stockholder" means an individual who, within the meaning of Section 422(b)(6)of the Code, owns Stock possessing more than ten percent of the total combined voting power of all classes of stock of the Company or of any Parent Corporation or Subsidiary Corporation of the Company. In determining whether an individual is a Significant Stockholder, an individual shall be treated as owning Stock owned by certain relatives of the individual and certain Stock owned by corporations in which the individual is a stockholder, partnerships in which the individual is a partner, and estates or trusts of which the individual is a beneficiary, all as provided in Section 424(d) of the Code.

     2.18 "Stock" means the common stock, no par value, of the Company.

3. Gender and Number. Except when otherwise indicated by the context, any masculine terminology when used in the Plan also includes the feminine gender, and the definition of any term in the singular also includes the plural.

4. Severability. Wherever possible each provision of the Plan is to be interpreted to be effective and valid under applicable law, but if any provision of the Plan is prohibited by or invalid under applicable law, that provision is ineffective only to the extent of the prohibition or invalidity, without invalidating the remainder of the provision or the remaining provisions of the Plan.

5.   Eligibility and Participation.

     5.1 Eligibility. All Employees are eligible to participate in the Plan and receive Incentive Stock Options and/or Nonstatutory Options. All Consultants are eligible to participate in the Plan and receive Nonstatutory Options.

     5.2 Actual Participation. Subject to the provisions of the Plan, the Committee may, from time to time, select from all Employees and Consultants those to whom it wishes to grant Options. The Committee determines the nature of and number of shares of Stock subject to each Option.

6.   Administration.

     6.1 The Committee. The Committee administers the Plan. If the entire Board of Directors is not serving as the Committee, the Board must select two or more directors to serve as the Committee. The Board may also authorize one or more officers or directors of the Company to administer the Plan, acting as a secondary committee within guidelines established from time to time by the Board. Within the limitations of this Section 6.1, any reference in the Plan to the Committee includes the secondary committee.

     6.2 Authority of the Committee. The Committee has full power except as limited by law or by the Certificate of Incorporation or Bylaws of the Company, and subject to this Plan, to determine the size and types of Options; to determine the terms and conditions of the Options in a manner consistent with the Plan; to construe and interpret the Plan and any agreement or instrument entered into under the Plan; to establish, amend, or waive rules and regulations for the Plan's administration; and (subject to the provisions of Section 13) to amend the terms and conditions of any outstanding Option to the extent that the terms and conditions are within the discretion of the Committee as provided in the Plan. Further, the Committee may take any other action necessary or advisable for the administration of the Plan. As permitted by law, the Committee may delegate its authorities to the secondary Committee.

     6.3 Decisions Binding. All determinations and decisions made by the Committee under the Plan and all related orders or resolutions of the Board of Directors are final, conclusive, and binding on all persons, including the Company, its stockholders, Employees, Consultants, Optionees, and successors.

7.   Stock Subject to the Plan.

     7.1 Number. The total number of shares of Stock made available for grant and reserved for issuance under the Plan is 1,750,000 shares. The aggregate number of shares of Stock available under the Plan is subject to adjustment as provided in Section 14.1.

     7.2 Lapsed Options. If an Option expires or terminates for any reason without having been exercised in full, the unpurchased shares of Stock become available for other Options under the Plan, unless the Plan has terminated.

8. Duration of the Plan. Subject to stockholder approval, the Plan is in effect for ten years from the date of its adoption by the Board. Any Options outstanding at the end of this period remain in effect in accordance with their terms. The Plan terminates before the end of this period if all Stock subject to it has been purchased by exercise of Options granted under the Plan.

9.   Terms of Stock Options.

     9.1  Grant of Options.

          (A) Committee Discretion. Subject to Section 7.1, Options may be granted to Employees or Consultants at any time and from time to time as determined by the Committee, except that Consultants may receive only Nonstatutory Options. The Committee has complete discretion in determining the recipient of options among the Employees or Consultants, the number of shares of Stock subject to an Option and the number of Options granted to each Optionee. In making these determinations, the Committee may take into account the nature of services rendered by Employees or Consultants, their present and potential contributions to the Company, and any other factors as the Committee in its discretion deems relevant. The Committee also determines whether an Option is to be an Incentive Stock Option or a Nonstatutory Option.

          (B) $100,000 Limit. The Committee may not grant an Optionee Incentive Stock Options exercisable for the first time during any calendar year in excess of $100,000. This limit applies to all plans of the Company under which Incentive Stock Options may be granted, including plans of any Parent Corporations and any Subsidiary Corporations of the Company. The Fair Market Value used for this calculation is the Fair Market Value determined at the date of the grant.

          (C) Authority to Amend. The Committee has the express authority to issue amended Options for shares of Stock subject to an Option previously granted. An amended Option amends the terms of an Option previously granted and supersedes the previous Option.

          (D) Stockholder Approval. No Options granted under the Plan are exercisable before the approval of the Plan by the stockholders of the Company in accordance with the Bylaws of the Company ("Stockholder Approval"). The granting and vesting of an Option under the Plan by the Committee and the exercise of an Option by the Optionee is subject to Stockholder Approval of the Plan before the first anniversary of the effective date of this Plan.

     9.2 No Tandem Options. Where an Option granted under the Plan is intended to be an Incentive Stock Option, the Option may not contain terms under which the exercise of the Option would affect the Optionee's right to exercise another Option, or vice versa, so that the Option intended to be an Incentive Stock Option would be deemed a tandem stock option within the meaning of the regulations under Section 422 of the Code.

     9.3  Option Agreement.

          (A) Use of Option Agreement. As determined by the Committee on the date of grant, each Option is evidenced by an Option agreement (the "Option Agreement") that includes the nontransferability provisions of Section 12.2 and specifies: whether the Option is an Incentive Stock Option or a Nonstatutory Option; the Exercise Price; the duration of the Option; the number of shares of Stock to which the Option applies; any vesting or serial exercise restrictions that the Committee may impose; and any other terms or conditions that the Committee may impose. An Option Agreement may provide that a new Option will be granted automatically to the Optionee when Optionee exercises a prior Option and pays the Exercise Price using Stock under Section 9.7. The Committee may require an Optionee to sign the Option Agreement.

          (B) Incorporation by Reference. All Option Agreements incorporate the provisions of the Plan by reference, with different provisions to apply depending upon whether the Option Agreement applies to an Incentive Stock Option or to a Nonstatutory Option.

     9.4 Exercise Price. No Incentive Stock Option granted under the Plan may have an Exercise Price that is less than the Fair Market Value of Stock on the date the Option is granted. Incentive Stock Options granted to Significant Stockholders must have an Exercise Price of not less than 110 percent of the Fair Market Value of Stock on the date of grant. The Exercise Price for Nonstatutory Options may be less than the Fair Market Value of Stock on the date the Option is granted and are not subject to the restrictions applicable to Incentive Stock Options.

     9.5 Term of Options. Each Option expires at the time determined by the Committee when the Option is granted, but no Option may be exercised after the tenth anniversary date of its grant. By its terms, an Incentive Stock Option granted to a Significant Stockholder may not be exercised after the fifth anniversary date of its grant.

     9.6 Exercise of Options. Options granted under the Plan are exercisable at the times and subject to the restrictions and conditions as the Committee in each instance approves, which need not be the same for all Optionees.

     9.7 Payment. Payment for all shares of Stock must be made at the time that an Option, or any part, is exercised, and no shares may be issued until full payment has been made. Payment may be made in cash, cash equivalents, or other form acceptable to the Committee, including without limitation, in Stock having a Fair Market Value at the time of the exercise equal to the Exercise Price, except that in the case of an Incentive Stock Option, the form of payment can not prevent the Option from qualifying for treatment as an "incentive stock option" within the meaning of the Code.

10.  Written Notice, Issuance of Stock Certificates, Stockholder Privileges

     10.1 Written Notice. An Optionee wishing to exercise an Option gives written notice to the Chief Executive Officer of the Company, in the form and manner prescribed by the Committee.

     10.2 Issuance of Stock Certificates. As soon as practicable after the receipt of written notice and payment, the Company delivers to the Optionee or to a nominee of the Optionee a certificate or certificates for the shares of Stock. The certificate may bear a legend restricting transfer if required under Section 15.

     10.3 Rights of a Stockholder. An Optionee or any other person entitled to exercise an Option under the Plan does not have dividend rights, voting rights or other rights or privileges of a stockholder with respect to any Stock covered by an Option until the date of issuance of a stock certificate for the Stock. No adjustment is made for cash dividends or other rights for which the record date is before the issuance date, except as expressly provided in the Plan.

11.  Termination of Employment.

     11.1 Death. Unless otherwise determined by the Committee, if an Optionee's employment in the case of an Employee, or provision of services in the case of a Consultant, terminates by reason of death, the Option may be exercised at any time before the expiration date of the Option or within 12 months after the date of the death, whichever period is the shorter, by the person or persons entitled to do so under the Optionee's will. If the Optionee fails to make a testamentary disposition of an Option or dies intestate, the Optionee's legal representative may exercise the Option. Options are exercisable only to the extent that they were exercisable as of the date of death.

     11.2 Termination Other Than For Cause Or Due to Death.

          (A) Disability. Unless otherwise determined by the Committee, in the event of an Optionee's termination of employment in the case of an Employee (except when an Employee becomes a Consultant), or termination of the provision of services in the case of a Consultant, other than by reason of death or for cause (as defined in Section 11.3), the Optionee may exercise the portion of his Option that was exercisable by the Optionee at the date of the termination (the "Termination Date") at any time within 3 months after the Termination Date. If the termination occurs due to disability, as defined in the Code, Optionee may exercise the portion of any Option as was exercisable by such Optionee on Optionee's Termination Date within one year after such Termination Date. In any event, the Option cannot be exercised after the expiration of the term of the Option. Options terminate if not exercised within the applicable period.

          (B) Change of Assignment. In the case of an Employee, a change of duties or position within the Company or an assignment of employment in a Subsidiary Corporation or Parent Corporation of the Company, if any, or from a corporation to the Company, is not a termination of employment for purposes of the Plan. The Option Agreements may contain such provisions as the Committee approves with reference to the effect of approved leaves of absence upon termination of employment.

     11.3 Termination for Cause.

          (A) Termination of Options. If Company terminates employment in the case of an Employee, or the provision of services in the case of a Consultant, for cause (as defined below), any Option or Options held by the Optionee under the Plan, to the extent not exercised before the termination, terminate immediately.

          (B)  Definition of "Cause."  The term "cause" means:

               (1) Optionee's conviction of a felony which would materially damage the reputation of the Company; or

               (2) material misappropriation by Optionee of the Company's property or other material acts of dishonesty by Optionee against the Company; or

               (3) Optionee's gross negligence or willful misconduct in the performance of Optionee's duties that has a material adverse effect on the Company.

12.  Rights of Optionees.

     12.1 Service. Nothing in the Plan interferes with or limits in any way the right of Company to terminate any Employee's employment, or any Consultant's services, at any time, nor confers upon any Employee any right to continue in the employ of the Company, or upon any Consultant any right to continue to provide services to the Company.

     12.2 Restrictions on Transfer.

          (A) Nontransferable. Except as otherwise provided by this Section 12.2, all Options granted under the Plan are nontransferable by the Optionee, other than by will or the laws of descent and distribution, and are exercisable during the Optionee's lifetime only by the Optionee.

          (B) Committee Discretion. The Committee may, in its sole discretion and with the consent of the Optionee:

               (1) grant Nonstatutory Options which are transferable within the restrictions of this Section 12.2;

               (2) amend a then-existing Nonstatutory Option to allow for transferability of an Option within the restrictions of this
                    Section 12.2; or

               (3) amend a then-existing Incentive Stock Option (whereby an Option will become a Nonstatutory Option) to allow for transferability of an Option within the restrictions of this
                    Section 12.2 (collectively, the "Transferable Options").

          (C)  Limited Transferability.  Subject to the conditions in subsection
               (D) below, the Committee may, in its sole discretion, authorize all or a portion of the Transferable Options to be on terms that permit transfer of an Option by the initial Optionee of the Option (the "Initial Optionee") to:

               (1) the spouse, children, step-children, grandchildren, step-grandchildren, siblings or parents of the Initial Optionee ("Immediate Family Members");

               (2) a trust or trusts for the exclusive benefit of the Immediate Family Members;

               (3) a partnership or other entity in which the Immediate Family Members are the only partners or equity owners; or

               (4) a former spouse of the Initial Optionee under a qualified domestic relations order (collectively, a "Permitted Transferee").

          (D) Conditions of Transfer. A transfer under Section 12.2(C) is subject to the following conditions:

               (1)  there may be no consideration for the transfer;

               (2) the Option Agreement under which the Options are granted, or any amendment thereto, is approved by the Committee, and expressly provides for transferability in a manner consistent with this Section 12.2;

               (3) any Option or portion transferred by an Initial Optionee to a Permitted Transferee may be exercised by the Permitted Transferee only to the same extent as the Initial Optionee would have been entitled to exercise it, and remains subject to all of the terms and conditions that would have applied to the Option under the provisions of the Plan and Option Agreement, if the Initial Optionee had not transferred the Option or portion to the Permitted Transferred;

               (4) subsequent transfers of transferred Options (including sale, assignment, pledge or other transfer) are prohibited except by will or the laws of descent and distribution;

               (5) the Initial Optionee remains subject to applicable withholding taxes upon exercise of options transferred to a Permitted Transferee;

               (6) the Company has no obligation to notify the Permitted Transferee of the expiration or early termination of any Option;

               (7) the Committee may, in its sole discretion, require as a condition to the transfer of an Option, that the Permitted Transferee execute an agreement under which the Permitted Transferee would become a party to the applicable Option Agreement and agree that in the event the Company merges into or consolidates with another entity, the Company sells all or a substantial part of its assets, or the Company's Stock is subject to a tender or exchange offer, the Permitted Transferee will consent to the transfer or assumption of the Option, or accept a new option in substitution, if the Company requests the Permitted Transferee to do so; and

               (8) the transfer is not effective unless and until the Initial Optionee has furnished the Committee written notice of the transfer, copies of all requested documents evidencing the transfer, and any other agreements as may be required by the Committee.

13.  Amendment, Modification, and Termination of the Plan.

     13.1 Amendment, Modification, and Termination of the Plan. The Board may at any time terminate, and from time to time may amend or modify the Plan, except that without stockholder approval, the Board may not:

          (a) increase the total amount of Stock that may be purchased through Options granted under the Plan, except as provided in Section 14.1; or

          (b) change the class of Employees or Consultants eligible to receive Options.

     13.2 Options Previously Granted. No amendment, modification, or termination of the Plan shall in any manner adversely affect any outstanding Option under the Plan without the consent of the Optionee holding the Option.

14.  Changes in Capitalization, Dissolution, Liquidation, Reorganization

     14.1 Adjustments. In the event of a subdivision of the outstanding Stock, a declaration of a dividend payable in Stock, a declaration of a dividend payable in a form other than Stock in an amount that has a material effect on the value of the Stock, a combination or consolidation of the outstanding Stock (by reclassification or otherwise) into a lesser number of shares of Stock, a recapitalization, a spin-off or a similar occurrence, the Committee may adjust as appropriate, in its sole discretion, one or more of:

          (a)  the number of shares of Stock available for future grants under
               Section 7;

          (b)  the number of shares of Stock covered by each outstanding Option;
               or

          (c)  the Exercise Price under each outstanding Option.

     14.2 Optionee Rights. Except as provided in this Section 14, an Optionee shall have no rights by reason of any issue by the Company of any class of capital stock or securities convertible into capital stock of any class, any subdivision or consolidation of shares of capital stock of any class, the payment of any capital stock dividend or any other increase or decrease in the number of shares of capital stock of any class.

     14.3 Dissolution or Liquidation. To the extent not previously exercised, Options terminate immediately before the dissolution or liquidation of the Company.

     14.4 Merger, Exchange or Reorganization. In the event that the Company is a party to a merger, exchange or reorganization, outstanding Options are subject to the agreement of merger, exchange or reorganization. The agreement must provide for:

          (a) the continuation of the outstanding Options by the Company, if the Company is a surviving corporation;

          (b) the assumption of the outstanding Options by the surviving corporation or its parent or subsidiary;

          (c) the substitution by the surviving corporation or its parent or subsidiary of its own options for the outstanding Options;

          (d) full exercisability or vesting and accelerated expiration of the outstanding Options; or

          (e) settlement of the full value of the outstanding Options in cash or cash equivalents followed by cancellation of the Options.

     14.4 Asset Sale. In no event are any Options exercisable during the period immediately following the announcement of the sale and until all revenue resulting from a sale of assets has been distributed to the stockholders. In the event of the sale of all or substantially all of the Company's assets, at the discretion of the Company, the Options will :

          (a)  remain outstanding;

          (b) be substituted for the options of the acquiring corporation or its parent or subsidiary;

          (c) become fully vested immediately prior to the sale and canceled upon closing of the sale; or

          (d) be cancelled in exchange for payment of full value of the outstanding Options with cash or cash equivalents.

15. Securities Registration. In the event that the Company deems it necessary or desirable to register under the Securities Act of 1933, as amended, or any other applicable statute, any Options or any Stock with respect to which an Option may be or has been granted or exercised, or to qualify any such Options or Stock under the Securities Act of 1933, as amended, or any other statute, then the Optionee must cooperate with the Company and take such action as is necessary to permit registration or qualification of the Options or Stock.

     Unless the Company has determined that the following representation is unnecessary, each person exercising an Option under the Plan may be required by the Company, as a condition to the issuance of the shares pursuant to exercise of the Option, to make a representation in writing:
     (a) that he or she is acquiring such shares for his or her own account for investment and not with a view to, or for sale in connection with, the distribution of any part; and (b) that before any transfer in connection with the resale of the shares, he or she will obtain the written opinion of counsel for the Company, or other counsel acceptable to the Company, that the shares may be transferred. The Company may also require that the certificates representing the shares contain legends reflecting the foregoing. The Company will only require the foregoing investment representation from an Optionee, inscription of a legend on the Optionee's share certificate and placement of a stop order with the Company's transfer agent if a registration statement is not in effect with respect to the shares issued under the Plan at the time the Optionee exercises the Option.

16.  Tax Withholding.

     16.1 Tax Withholding. Company has the power and the right to deduct or withhold, or require an Optionee to remit to the Company, an amount sufficient to satisfy Federal, state, and local taxes (including the Optionee's FICA obligation) required by law to be withheld with respect to any grant, exercise, or payment made under or as a result of the Plan. Company is not required to issue any Stock under the Plan until these obligations are satisfied.

     16.2 Share Withholding. With respect to withholding required upon the exercise of Options, or upon any other taxable event hereunder, Optionees may elect, subject to the approval of the Committee and compliance with applicable laws and regulation, to satisfy the withholding requirement, in whole or in part, by having the Company withhold shares having a Fair Market Value, on the date the tax is to be determined, equal to the withholding requirement.

17. Indemnification. To the extent permitted by law, each person who is or will have been a member of the Committee or of the Board is indemnified by the Company against and from any loss, cost, liability, or expense that may be imposed upon or reasonably incurred by him or her in connection with or resulting from any claim, action, suit, or proceeding to which he or she may be a party or in which he or she may be involved by reason of any action taken or failure to act under the Plan and against and from any and all amounts paid by him or her in settlement, with the Company's approval, or paid by him or her in satisfaction of judgment in any action, suit, or proceeding against him or her, if he or she gives the Company an opportunity, at its own expense, to handle and defend before he or she undertakes to handle and defend it on his or her own behalf. The foregoing right of indemnification is not exclusive of any other rights of indemnification to which these persons may be entitled under the Company's Certificate of Incorporation or Bylaws, as a matter of law, or otherwise, or any power that the Company may have to indemnify them.

18.  Requirements of Law

     18.1 Requirements of Law. The granting of Options and the issuance of shares of Stock upon the exercise of an Option is subject to all applicable laws, rules, and regulations, and to approvals by any governmental agencies or national securities exchanges as may be required.

     18.2 Governing Law. To the extent not preempted by federal law, the Plan, and all agreements under the Plan, are governed by the laws of the State of Delaware.

     18.3 Compliance with the Code. Incentive Stock Options granted are intended to qualify as "incentive stock options" under Code Section
          422. If any provision of the Plan is susceptible to more than one interpretation, the interpretation should be given as is consistent with Incentive Stock Options granted under the Plan being treated as incentive stock options under the Code.

19. Effective Date of Plan. Subject to stockholder approval of the Plan, the Plan shall be effective as of July 5, 2000, the effective date of its adoption by the Board.

                        WEBB INTERACTIVE SERVICES, INC.

                                     PROXY

          THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

     The undersigned having duly received the Notice of Annual Meeting and the Proxy Statement dated April 23, 2001, hereby appoints the Chief Executive Officer, Perry R. Evans, the Chief Financial Officer, William R. Cullen, and the Secretary, Lindley S. Branson, as proxies (each with the power to act alone and with the power of substitution and revocation) to represent the undersigned and to vote, as designated below, all common shares of Webb Interactive Services, Inc. held of record by the undersigned on April 12, 2001, at the Annual Meeting of Shareholders to be held on May 15, 2001 at 1899 Wynkoop, Suite 600, Denver, Colorado, at 2:30 p.m. Mountain Time, and at any adjournment thereof.

     THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEES FOR DIRECTOR AND "FOR" PROPOSALS 2, 3 AND 4.

1.   PROPOSAL TO ELECT SEVEN DIRECTORS

     [_] FOR all nominees listed below      [_] WITHHOLD AUTHORITY
     (except as marked                      to vote for all
     to the contrary below)                 nominees listed below

    Perry R. Evans            William R. Cullen            Robert J. Lewis
    Timothy F. O'Reilly      Richard C. Jennewine       Lindley S. Branson
                              Edward R. Flaherty

     INSTRUCTION: To withhold authority to vote for an individual nominee or nominees, write the person's name on the line below.


2.   PROPOSAL TO APPROVE THE WEBB INTERACTIVE SERVICES, INC. 2000 STOCK OPTION
     PLAN.

     [_] FOR              [_] AGAINST              [_] ABSTAIN


3. PROPOSAL TO RATIFY THE APPOINTMENT OF ARTHUR ANDERSEN LLP AS THE INDEPENDENT ACCOUNTANTS FOR THE CORPORATION.

     [_] FOR              [_] AGAINST              [_] ABSTAIN


4. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

     [_] FOR              [_] AGAINST              [_] ABSTAIN


                           (CONTINUED ON OTHER SIDE)

                          (CONTINUED FROM OTHER SIDE)

     This Proxy, when properly executed, will be voted in the manner directed on the Proxy be the undersigned stockholder. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2, 3 AND 4.

     Please sign exactly as your name appears on this card. When shares are held by joint tenants, both should sign. If signing as attorney, guardian, executor, administrator or trustee, please give full title as such. If a corporation, please sign in the corporate name by the president or other authorized officer. If a partnership, please sign in the partnership name by an authorized person.


                                         ______________________________________
                                         (Signature)


                                         ______________________________________
                                         (Signature, if held jointly)

                                         Dated:__________________________, 2001


         PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY
                      USING THE ENCLOSED RETURN ENVELOPE.